                                                                    EXHIBIT 3.81

                                   SHORT FORM
                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
            BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC

                                     MEMBERS

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                                                         Cash Contributed or Agreed Value
                                       Aggregate           of Other Property or Services
     Name, Address, TIN           Percentage Interest              Contributed
-----------------------------------------------------------------------------------------
                                Financial   Governance
-----------------------------------------------------------------------------------------
BHC Management Company, Inc.      100%         100%                $  1,000.00
102 Woodmont Blvd., Suite 800
Nashville, TN 37205

EIN: 62-1743438
-----------------------------------------------------------------------------------------

             BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                       PARTIES TO CONTRIBUTION AGREEMENTS

----------------------------------------------------------------------------------------------------------------------
                     Class of Membership Interest       Amount of Cash or Value of
                     and Percentage Interest to be   Property or Services Required to  Time at Which Contribution is
Name, Address, TIN             Acquired                       be Contributed                  Required to be Made
----------------------------------------------------------------------------------------------------------------------
      None
----------------------------------------------------------------------------------------------------------------------

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


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                                                                     PAGE 3 OF 6

             BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS

--------------------------------------------------------------------------------------------------------------------
                     Class of Membership Interest      Amount of Cash or Value or Property         Time at Which
                     and Percentage Interest Able    or Services that must be Contributed to   Contribution is to be
Name, Address, TIN          to be Acquired                   Acquire Interest                          Made
--------------------------------------------------------------------------------------------------------------------
      None
--------------------------------------------------------------------------------------------------------------------

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


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                                                                     PAGE 4 OF 6

             BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                          ASSIGNEES OF FINANCIAL RIGHTS

--------------------------------------------------------------------------------
                      Name of
Name, Address, TIN    Assignor    Amount of Financial Rights Assigned
--------------------------------------------------------------------------------
       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                     PAGE 5 OF 6

             BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                                    MANAGERS

                          President:         Vernon S. Westrich

Senior Vice President and Treasurer:         William P. Barnes

Senior Vice President and Secretary:         Stephen C. Petrovich

                     Vice President:         James N. Schnuck

  Vice President of Risk Management:         Margaret Jo Cooper

                     Other Officers:         None

         Principal Executive Office:         102 Woodmont Blvd.
                                             Suite 800
                                             Nashville, TN 37205

             BEHAVIORAL HEALTH CORRECTIONAL SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The LLC shall be manager-managed. The Membership Interests are as set forth herein. Membership Interests may only be assigned upon the Majority Vote of the non-transferring Members. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting. The only dissolution event shall be a Majority Vote of the Members or the having of no Members.

Agreed to this the 21 day of March, 2001.

                                              BHC MANAGEMENT COMPANY, INC.

                                              By: /s/ William P. Barnes
                                                  ------------------------------
                                              Name: William P. Barnes
                                              Its: Senior Vice President and
                                                   Treasurer